U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

TAITRON COMPONENTS INCORPORATED

(Exact name of registrant as specified in its charter)

California	0-25844	95-4249240
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 257-6060

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TAIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 10, 2025, our Board of Directors approved the decision to voluntarily delist its common stock from The Nasdaq Stock Market and, based upon ownership of its shares by fewer than 300 holders of record, deregister its common stock under the Securities Exchange Act of 1934 and suspend its public reporting obligations. Our Board of Directors concluded that the costs of maintaining the Nasdaq listing and remaining a public reporting company, including costs of compliance, the demands on management time and the Company resources required to maintain its listed and registered status, outweigh the benefits to the Company and its stockholders of continued Nasdaq listing and SEC reporting.

The Company will file a Form 25 with the Securities and Exchange Commission on or about November 24, 2025, and the Nasdaq delisting is expected to become effective on or about December 4, 2025, at which time trading on Nasdaq will cease. The common stock may thereafter be eligible for quotation on the Pink tier of OTC Markets Group if market makers commit to making a market in the Company’s shares. The Company can provide no assurance that trading in its common stock will continue on the OTC Markets Group or otherwise.

After the Nasdaq delisting becomes effective, the Company will file a Form 15 with the Securities and Exchange Commission on or about December 8, 2025, at which time the Company anticipates that its obligation to file periodic reports under the Exchange Act, including annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, will be suspended, and that all requirements associated with being an Exchange Act-registered company, including the requirement to file current and periodic reports, will terminate permanently 90 days thereafter.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 10, 2025, David Vanderhorst resigned as Chief Financial Officer and Secretary of the Company, effective immediately. Mr. Vanderhorst will remain an employee of the Company, serving as the Company’s Controller. The Company’s President and Chief Executive Officer, Stewart Wang, has assumed the duties of principal financial officer and principal accounting officer of the Company.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated November 14, 2025 announcing voluntary Nasdaq delisting, CFO resignation and Third Quarter 2025 Results.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAITRON COMPONENTS INCORPORATED

Dated: November 14, 2025	By:	/s/ Stewart Wang
Stewart Wang
Chief Executive Officer, Director, Chief Financial Officer and Principal Accounting Officer

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